SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934

Filed by the Registrant  //
Filed by a Party other than the Registrant /x/

Check the appropriate box:
/ / Preliminary Proxy Statement             / / Confidential, for the use of
                                                the Commission only (as
                                                permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement
/x/ Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-12

                            WACHOVIA CORPORATION
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              (Name of Registrant As Specified In Its Charter)

                            SUNTRUST BANKS, INC.
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  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/   No fee required.
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)    Title of each class of securities to which transaction applies:

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2)    Aggregate number of securities to which transaction applies:

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3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)    Proposed maximum aggregate value of transaction:

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5)    Total fee paid:

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/ /   Fee paid previously with preliminary materials.

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/ /   Check box if any part of the fee is offset as provided by
      Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)    Amount previously paid:

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2)    Form, Schedule or Registration Statement No.

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3)    Filing party:

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4)    Date filed:

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                ADDITIONAL PARTICIPANTS IN THE SOLICITATION
                         BY SUNTRUST BANKS, INC. OF
                    SHAREHOLDERS OF WACHOVIA CORPORATION

         The following persons are additional participants in SunTrust's solicitation of Wachovia shareholders: William Mose Bond (Senior VP, Executive Banking), Peggy Brown (VP, Line of Business Strategist, SunTrust Strategies Group), William P. Canby (Senior VP, Private Client Advisory), David Clingman (VP, Line of Business Strategist, SunTrust Strategies Group), Stacy Corvera (VP, Line of Business Strategist, SunTrust Strategies Group), Beth Couch (Senior VP, Professional Private Banking), F. McClellan Deaver (VP, Line of Business Strategist, SunTrust Strategies Group), Washington Dender (Senior VP, Line of Business Strategist, SunTrust Strategies Group), Fred Dobbins (Executive VP, Tampa Bay Community Banking Administration), William G. Foster (Group Executive VP, Real Estate Finance), Don Fowler (First VP, Retail Banking Administration), John Frank (Senior VP, SunTrust Retail Line of Business Management), John Frazer (VP, Private Client Advisory Services), Christopher French (Commercial Banking Associate, Credit), Scott Gilleland (SunTrust Classic Fund Supervisor, Brokerage Customer Service), Luther J. Glass (Senior VP, Financial Institutions), Harry Golliday (Corporate Senior VP, Credit Portfolio and Risk Management), Carolyn Gossselin (First VP, Corporate Communications), Eddie Gugelman (Senior VP, Mid-Atlantic Office of the President), Willliam
A. Hileman (Senior VP, Retail Line of Business Management), Peter Hodgson (Executive VP, President Athens Division), Edward R. James, Jr. (Executive VP, Georgia Banking Administration), Lashonda Jones (Commercial Banking Trainee Associate, Commercial Banking), Kevin Kilgannon (Executive VP, South Florida Corporate Lending), Raymond King (First VP, RCM Administration), Michael A. Kinsey (Senior VP, Retail Line of Business Management), Odie Major (President, Executive Division of Johnson City,
TN), David Mann (President, Lakeland, Florida Division), Richard McCrea (Senior VP, Asset Quality Administration), Robert McNair (Group VP, Commercial Banking), Thomas V. Miller (Executive VP, Northeast Georgia Credit Administration), Jim Mynatt (Senior VP, Specialized Investments), Mary Anne Nahas (VP, Line of Business Strategist, SunTrust Strategies Group), Lana Nix (Executive VP, Northeast Georgia Banking Operations), Scott Nix (Commercial Banking Trainee, Financial Institutions), Ramiro Ortiz (President, SunTrust Bank Miami), Larry H. Osborn (Retired SunTrust Executive), Dey Palmer (Commercial Banking Associate), Debbie Patterson (Mortgage Marketing Mgr. & Administration), Kristen Plowman (Discount Broker, Brokerage Customer Service), Mark Pregmon (Senior VP, Retail Line of Business Management), James Rasmussen (Senior Executive VP, South Florida Retail Line of Business Manager), Clint Roberts (Commercial Banking Representative, Specialized Investments & Financing Group), Shanti Ross (Commercial Banking Trainee Associate, Commercial Banking), Gian Rossi-Espagnet (Senior VP, Private Banking Administration), Marci Russo (VP, Line of Business Strategist, SunTrust Strategies Group), Rick Schiller (Operations Officer, Atlanta Corporate Banking Support), Jan Shadburn (Senior VP and Community Executive, Panama City, Florida), Martha R. Simmons (Executive VP, President Gainesville Division), Ham Smith (Retired SunTrust Executive), Billy Sterne (Group VP, New Business Development), Amy Stone (Group VP, SunTrust Strategies Group), Julia Taylor (First VP, Executive Banking), Cassandra Thomas (Commercial Banking Associate Credit, Commercial Banking Training), Elaine Thomas (VP, Line of Business Strategist, SunTrust Strategies Group), William C. Thornton (Senior VP, Mid-Atlantic Marketing Director), Bob Vermont (VP, Line of Business Strategist, SunTrust Strategies Group), Eddie Wilson (Executive VP, Northwest Georgia Office of the President), Tim Woodall (Senior VP, RCM Administration), David Woodruff (Administration Associates, Private Client Advisory Services), Chris Zych (Associate, Corporate Finance Strategies).